UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Digital Ally, Inc.

7311 West 130th Street, Suite 170

Overland Park, KS 66213

Stanton E. Ross

President, Chief Executive Officer and Chairman of the Board

March 2008

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Digital Ally, Inc. (“Digital”) to be held on Thursday, May 1, 2008 at 10:00 a.m., (CST), at The Sheraton Overland Park Hotel at the Convention Center located at 6100 College Blvd., Overland Park, Kansas. Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

If you are unable to attend the annual meeting in person, you may participate through the Internet. To participate in the live webcast, log on at www.digitalallyinc.com and select the link for the webcast in the “Upcoming and Featured Events” section of the site. The webcast will begin at 10:00 a.m. and will remain on Digital’s website for one year. You cannot record your vote on this website.

We have elected to take advantage of new Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the new rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement and the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in, Digital.

Sincerely,

Admission to the annual meeting will be limited to stockholders. Please note that admission ticket and picture identification will be required to enter the annual meeting. Each stockholder will be entitled to bring a guest to the annual meeting. For stockholders of record, an admission ticket is printed on the back cover of these proxy materials and on the Notice. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital stockholder as of the record date. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the annual meeting. Digital reserves the right to inspect any persons or items prior to their admission to the annual meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the meeting.

Digital Ally, Inc.

7311 West 130th Street, Suite 170

Overland Park, KS 66213

(913) 814-7774

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 1, 2008

The Annual Meeting of the Stockholders of Digital Ally, Inc., a Nevada corporation, will be held at the Sheraton Overland Park Hotel at the Convention Center located at 6100 College Blvd., Overland Park, Kansas on Thursday, May 1, 2008 at 10:00 A.M. (CST), for the following purposes:

1.	To elect five directors;

2.	To approve the 2008 Stock Option and Restricted Stock Plan;

3.	To ratify the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm; and

4.	To act upon such other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 1, 2008 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Copies of our Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders are available at www.digitalallyinc.com

By order of the Board of Directors

Stanton E. Ross

Chairman of the Board, President and Chief

    Executive Officer

March 18, 2008

Overland Park, Kansas

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Digital Ally, Inc.

PROXY STATEMENT

FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, for use at the Annual Meeting of Stockholders to be held Thursday, May 1, 2008 at 10:00 a.m., (CST), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sheraton Overland Park Hotel at the Convention Center located at 6100 College Blvd., Overland Park, Kansas. The telephone number at that location is (913) 234-2100.

These proxy solicitation materials were first mailed on or about March 18, 2008 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on March 1, 2008 are entitled to notice of and to vote at the meeting. At the record date, 14,527,685 shares of our authorized common stock were issued and outstanding and held of record by 225 stockholders.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to Thomas J. Heckman, our Secretary, prior to the time we take the vote at the Annual Meeting; or

•	attend the meeting and vote in person.

Voting

You are entitled to one vote for each share of common stock held by you on the record date.

If a broker, bank or other nominee holds your shares, you will receive instructions from it that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the Annual Meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Quorum Requirement

A quorum, which is a majority of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the Annual Meeting and to conduct business. Your shares will be counted as being present at the meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, 7311 West 130th Street, Suite 170, Overland Park, KS 66213, beginning April 15, 2008, which is at least ten business days prior to the date of the meeting and the stockholder list will be available at the Annual Meeting.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Annual Meeting. Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal One, Proposal Two, Proposal Three and Proposal Four, which are routine matters.

Proxy Solicitation Costs

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. None of our directors intends to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

•	FOR the election of the five nominees to the Board of Directors;

•	FOR the approval of the 2008 Stock Option and Restricted Stock Plan; and

•	FOR the ratification of the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be calculated by our Inspector of Elections, and published in our Quarterly Report on Form 10-Q for the second quarter of our fiscal year 2008.

Stockholders Sharing the Same Address

Digital has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, Digital is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless Digital has received contrary instructions from an affected stockholder. This procedure reduces Digital’s printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

Digital will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call Digital’s Investor Relations Department at 7311 West 130th Street, Suite 170, Overland Park, KS 66213, telephone (913) 814-7774. Any stockholders of record who share the same address and currently receive multiple copies of Digital’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Digital’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Deadline for Receipt of Stockholder Proposals for 2009 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholders wishing to present a proposal at our 2009 Annual Meeting of Stockholders must submit such proposal to us by November 20, 2008, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In connection with our 2009 Annual Meeting of Stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders on or after November 20, 2008. In addition, under our bylaws, a stockholder wishing to make a proposal at the 2009 Annual Meeting of Stockholders must submit such a proposal to us prior to November 20, 2008. Any such proposals should be in compliance with our bylaws and should be submitted to Digital Ally, Inc., 7311 West 130th Street, Suite 170, Overland Park, KS 66213, Attention: Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of five directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of Digital. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Age	Principal Occupations	Director Since
Stanton E. Ross	46	Chairman, President and Chief Executive Officer	2005
Leroy C. Richie (1)(2)(3)	66	Lead outside director, attorney	2005
Daniel F. Hutchins (1)	52	Chairman of Audit Committee, Chief Financial Officer of Infinity Energy Resources, Inc., Certified Public Accountant	2007
Edward Juchniewicz (1)(2)(3)	77	Chairman of the Nominating Committee	2005
Elliot M. Kaplan (1)(2)(3)	57	Chairman of the Compensation Committee, attorney	2005

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating Committee

Stanton E. Ross. Mr. Ross has served as Chairman and Chief Executive Officer since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of Infinity Energy Resources, Inc., a publicly held oil and gas production and service company listed on Nasdaq (“Infinity”), and served as an officer and director of each of Infinity’s subsidiaries. He resigned all of his positions with Infinity in June 2005, except Chairman, but was reappointed President in October 2006. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Overland Park, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross devotes such time to the business of Digital as he deems necessary to discharge his fiduciary duties to it. Mr. Ross estimated that he divided his time equally between Infinity and Digital through the first quarter of 2007 and thereafter, Mr. Ross has devoted the majority of his time to Digital. In late 2007, Infinity sold a substantial portion of its operating assets. Mr. Ross holds no public company directorships other than with the Company and Infinity.

Leroy C. Richie. Mr. Richie has been the Lead Outside Director of Digital Ally since September 2005 and he was the chairman of the Audit Committee in fiscal 2007 until December 27, 2007, and is a member of the Audit, Compensation and Nominating Committees. Since June 1, 1999 Mr. Richie has been a director of Infinity Energy Resources, Inc., a Nasdaq-listed company. He has also been a member of the board of directors of J.W. Seligman & Co. since 2000. Since November 2004, he has been of counsel to the Detroit law firm of Lewis & Munday, P.C. From September 2000 to November 2004, he was Chairman and Chief Executive Officer of Q Standards World Wide, Inc. From April 1999 to August 2000, he was President of Capitol Coating Technologies, Inc. From September 1998 to April 1999 he was President of Intrepid World Communications. From January 1998 to September 1998, Mr. Richie reviewed business opportunities and served as Chairman of H.P. Devco and Vice Chairman of the Detroit Economic Growth Corp. and Detroit Medical Center. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for that company’s automotive operations from 1986 to 1997. Before joining Chrysler, he served as director of the New York office of the Federal Trade Commission. Mr. Richie received a B.A. from City College of New York and a J.D. from the New York University School of Law. Mr. Richie is a member of the board of directors of OGE Energy Corp. (“OGE”) and serves on its Compensation and Corporate Governance Committee. OGE is a public company that provides services to the energy industry. Mr. Richie is also a board member of J. & W. Seligman & Co., Incorporated, a mutual fund manager, and Tri-Continental Corporation, an investment management company for a closed-end fund.

Daniel F. Hutchins. Mr. Hutchins was elected as a Director of Digital in December 2007. He will also serve as Chairman of the Audit Committee and the Board’s financial expert. Mr. Hutchins, a Certified Public Accountant, is a Principal with the accounting firm of Hutchins & Haake, LLC and currently serves as the Chief Financial Officer of Infinity Energy Resources, Inc., a Nasdaq-listed company, of which Stanton E. Ross is the Chairman and President. He was previously a member of the Advisory Board of Digital. Mr. Hutchins has served as an instructor for the Becker CPA exam with the Keller Graduate School of Management and has over 17 years of teaching experience preparing CPA candidates for the CPA exam. He has 30 years of public accounting experience, including five years with Deloitte & Touche, LLP. He has served on the boards of various non-profit groups and is a member of the American Institute of Certified Public Accountants. Mr. Hutchins earned his Bachelor of Business Administration degree in Accounting at Washburn University in Topeka, Kansas. Mr. Hutchins holds no other public company directorships.

Edward Juchniewicz. Mr. Juchniewicz has been a Director since September 2005 and he is Chairman of the Nominating Committee and a member of the Audit and Compensation Committees. He joined the Central Intelligence Agency in 1953 and retired in 1986 as Associate Deputy Director for Operations. Prior to joining the CIA, he was a Senior Non SECed Intelligence Officer. Since retirement, he has been involved in the intelligence and communications fields as president of ESL International (1986-1990) and an Advisory Board member of Elsin Corporation, a subsidiary of TRACOR, Inc. (1990-1991). Mr. Juchniewicz currently serves on the Advisory Board at the Higgins Foundation on Terrorism in Washington, DC. He attended the Naval Intelligence Language School, Georgetown University—School of Foreign Service, and Sophia University in Tokyo. Mr. Juchniewicz has acted as a consultant on espionage to the PBS television series “Frontline.” Mr. Juchniewicz holds no other public company directorships.

Elliot M. Kaplan. Mr. Kaplan has been a Director since September 2005 and he is Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. Mr. Kaplan was a practicing attorney with Daniels & Kaplan, P.C. from 1994 through 2006, with a concentration in corporate strategy. During the years 1985 through 1993, Mr. Kaplan practiced with the law firms of Berman, DeLeve, Kuchan and Chapman (1991-1993); DeWitt, Zeldin and Bigus (1990-1991); and Husch, Eppenberger, Donahue, Cornfeld and Jenkins (1985-1990). From 1983 to 1985, he served as Vice President, Assistant General Counsel and Assistant Secretary of Air One, Inc. He also serves on the board of directors of Nasdaq-listed Infinity Energy Resources, Inc. (since July 2004). Mr. Kaplan serves as the chairman of the Advisory Board of Executive Action and is a member of the SCCA ProRacing Advisory Board. Mr. Kaplan holds no public company directorships other than with the Company and Infinity Energy Resources, Inc.

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors, director nominees and executive officers. Board vacancies are filled by a majority vote of the Board.

Vote Required

If a quorum is present and voting, the five nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

FOR EACH OF THE FIVE NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

Our Board of Directors held four regular and seven telephonic meetings during the fiscal year ended December 31, 2007. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2007. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our Annual Meeting of Stockholders. All directors then in office attended the 2007 Annual Meeting of Stockholders.

Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Investor Relations page of our website. All of our directors, other than our Chief Executive Officer, plan to meet in executive sessions without management present on a regular basis in 2008.

Audit Committee

Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations, in conjunction with management and our public auditors; and preparing the report that the Securities and Exchange Commission requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2007 is included in this proxy statement.

The Audit Committee is comprised of four Directors, each of whom is independent, as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee held two meetings during the year-ended December 31, 2007. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The members of our Audit Committee are Daniel F. Hutchins, Leroy C. Richie, Elliot M. Kaplan and Edward Juchniewicz. Mr. Richie was the Chairman of the Committee during the fiscal year ended December 31, 2007, when Daniel F. Hutchins was appointed as the Chairman. The Board of Directors determined that each of Messrs. Richie and Hutchins qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission, and is independent as noted above.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the Audit Committee to assure that such services do not impair the accountants’ independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which services to be performed by the independent accountants are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the above table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent accountants. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee, but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the Securities and Exchange Commission requires in our future Form 10-Ks and proxy statements. The report of the Compensation Committee for the year-ended December 31, 2007 is included in this proxy statement.

Our Compensation Committee is comprised of three Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission. The Compensation Committee held two meetings during the year-ended December 31, 2007. On September 22, 2007, the Board of Directors adopted a written charter. The members of our Compensation Committee are Elliot M. Kaplan, Chairman, Leroy C. Richie and Edward Juchniewicz.

Nominating Committee

Our Nominating Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating Committee is comprised of three Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission. The members of our Nominating Committee are Edward Juchniewicz, Chairman, Elliot M. Kaplan and Leroy C. Richie. The Nominating Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is made up of three independent, non-employee directors, Messrs. Richie, Kaplan and Juchniewicz. No interlocking relationship exists between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

Director Independence

In accordance with the Nasdaq listing standards, our Board of Directors undertook its annual review of the independence of the directors and considered whether any director had a material relationship with Digital or its management that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, the Board affirmatively determined that the current board members, other than Mr. Ross, our President and Chief Executive Officer, are “independent directors” under the Nasdaq Rules. Additionally, the members of our three standing committees are required to be, and the Board of Directors has determined that each member is, independent in accordance with the Nasdaq and SEC rules.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us at Digital Ally, Inc., Attention: Corporate Secretary, 7311 West 130th Street, Suite 170, Overland Park, KS 66213. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating Committee of the Board will consider candidates for Board membership suggested by Board members, management and our stockholders. It is the policy for our Nominating Committee to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an Annual Meeting of Stockholders, provided the stockholder meets the requirements set forth in our bylaws.

When the Nominating Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Nominating Committee of the Board selects director nominees. In relation to such nomination process, the Nominating Committee:

•	determine the criteria for the selection of prospective directors and committee members;

•	review the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

•	evaluate the performance and contributions of directors eligible for re-election;

•	determine the desired qualifications for individual directors and desired skills and characteristics for the Board;

•	identify persons who can provide needed skills and characteristics;

•	screen possible candidates for Board membership;

•	review any potential conflicts of interests between such candidates and the Company’s interests; and

•	share information concerning the candidates with the Board, and solicit input from other directors.

The Nominating Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

After completing its evaluation, the Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating Committee.

Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.digitalally.com. and the Code of Ethics and Conduct has been filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

Director Compensation

The non-employee directors received the stock option grants noted in the section below entitled “Compensation of Directors and Advisory Board Members” for agreeing to serve on our Board, including on the Audit and Compensation Committees. Our Directors and members of our Advisory Board, who are neither employees nor our affiliates, receive options upon their appointment as Directors and as members of our Advisory Board. Each member of our Advisory Board receives a grant of 10,000 options upon appointment to a one-year term on our Advisory Board. The options are exercisable at the price our common stock is trading at on the day of the grant of such options. The grants to such Directors are set forth in the Section entitled “Compensation of Directors and Advisory Board Members.” In 2007, non-employee members of our Board of Directors received compensation of $5,000 per quarter for their services as Board members, with Leroy C. Ritchie, our lead director, receiving $6,000 in compensation per quarter. In addition, we reimburse the non-employee directors for their out-of-pocket costs in attending the meetings of the Board of Directors.

In 2008, we will pay each of our non-employee directors an annual fee of $30,000 and a meeting fee of $4,000 for his services as a Board member. We will pay Leroy C. Richie an additional annual fee of $10,000 as our lead director. Daniel F. Hutchins will receive an annual fee of $10,000 as Chairman of the Audit Committee and members of such Committee will be paid $4,000 annually. Elliot M. Kaplan will be paid an annual fee of $5,000 as Chairman of the Compensation Committee and members of such Committee will be paid $1,000 annually. Edward Juchniewicz will receive an annual fee of $5,000 as Chairman of the Nominating Committee and members of such Committee will be paid $1,000 annually. We will compensate non-employee directors at the rate of $500 per telephonic meeting.

In addition, in 2008 we have granted to each of our non-employee directors options to purchase 50,000 shares of our Common Stock, vesting 5,000 shares on January 2, 2009; 10,000 shares on January 2, 2010; 15,000 shares on January 2, 2011; and 20,000 shares on January 2, 2012. All of the foregoing options are subject to approval of the 2008 Stock Option and Restricted Stock Plan by the shareholders at this Annual Meeting.

Director Compensation

Name (a)	Fees Earned Or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)		Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Stanton E. Ross	—	—	—	(1)	—	—	—	—
Leroy C. Richie	$24,000	—	$147,982	(2)	—	—	—	$171,982
Edward Juchniewicz	$20,000	—	$135,752	(2)	—	—	—	$155,752
Elliot M. Kaplan	$20,000	—	$147,982	(2)	—	—	—	$167,982
Daniel F. Hutchins	—	—	—	(3)	—	—	—	—

(1)	Mr. Ross’ option awards are noted in the Executive Compensation table because he did not receive options for his services as a director.

(2)	Option awards noted are related stock option expense during 2007 for the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”) and 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”). No options were exercised in 2007.

(3)	Mr. Hutchins was appointed to the Board on December 27, 2007 and received no compensation as a director in 2007.

Mr. Stanton E. Ross received no compensation in 2007 or 2006 as a Board member. All compensation he received in these years was for his services as an executive officer and is noted in the Executive Compensation table.

For all outside Board members (Messrs. Richie, Juchniewicz and Kaplan), no fees were paid for serving on the Board during 2005 and 2006. In 2007, outside Board members, except Mr. Richie, received compensation of $5,000 per quarter and Mr. Richie received $6,000 per quarter as lead director.

Mr. Richie’s total compensation noted of $171,982 represents expense attributable to 2007 for options received as part of the 2007 ($99,065) and 2006 ($48,917) Plans.

Mr. Juchiewicz’s total compensation noted of $155,752 represents expense attributable to 2007 for options received as part of the 2007 ($99,065) and 2006 ($36,687) Plans.

Mr. Kaplan’s total compensation noted of $167,982 represents expense attributable to 2007 for options received as part of the 2007 ($99,065) and 2006 ($48,917) Plans.

PROPOSAL TWO

APPROVAL OF THE 2008 STOCK OPTION AND RESTRICTED STOCK PLAN

The Company is seeking stockholder approval for the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”) including the reservation of 1,000,000 shares issuable under the 2008 Plan. The 2008 Plan was adopted by the Board of Directors on January 2, 2008 and, subject to stockholder approval at the annual meeting, grants of 900,000 options with an exercise price of $6.80 have been made under the 2008 Plan to date. As of the date of the proxy statement, 100,000 shares remained available under the 2008 Plan for future equity grants. Upon stockholder approval for the 2008 Plan, 100,000 shares would be available for future grants. The aggregate market value of the 900,000 shares of common stock subject to outstanding options on February 1, 2008 was $5,319,000, based on a closing price of $5.91 for the Company’s Common Stock on the Nasdaq Capital Market.

The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Company to approve the 2008 Plan and the 1,000,000 shares available for grant under the 2008 Plan. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of the Company’s stockholders. The Board also believes equity awards are essential to attracting new employees. The Board of Directors believes that to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage with respect to attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they have received awards under the 2008 Plan, subject to the approval of the 2008 Plan at this Annual Meeting.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the 2008 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

FOR THE APPROVAL OF THE 2008 STOCK OPTION AND RESTRICTED STOCK PLAN.

Summary of the 2008 Stock Option and Restricted Stock Plan

Our Board of Directors adopted the 2008 Plan on January 2, 2008. At the annual meeting, we are asking stockholders to approve the 2008 Plan and to approve the reservation of 1,000,000 shares issuable under the 2008 Plan. The 2008 Plan authorizes us to issue 1,000,000 shares of common stock upon exercise of options and grant of restricted stock awards. Subject to stockholder approval, we have granted 900,000 options under the 2008 Plan. The 2008 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards and (ii) to non-employee directors and consultants non-qualified stock options and restricted stock.

The following paragraphs provide a summary of the principal features of the 2008 Plan and its operation. The following summary is qualified in its entirety by reference to the 2008 Plan as set forth in Appendix A.

Objectives. The objective of the 2008 Plan is to provide incentives to our key employees, directors and consultants to achieve financial results aimed at increasing shareholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2008 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant effect on our success.

Oversight. Our Board will administer the 2008 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2008 Plan and to establish and amend rules for its administration subject to the 2008 Plan’s limitations.

Number of Shares of Common Stock Available Under the 2008 Plan. If the stockholders approve the 2008 Plan, a total of 1,000,000 shares of our common stock will be reserved for issuance under the 2008 Plan.

Types of Grants. The 2008 Plan allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards. The 2008 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2008 Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have exercise price at least equal to 100% of the fair market value of the common stock as of the date of the grant.

- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the 2008 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exerciseability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exerciseability of any option at its discretion.

- Assignability. Options granted under the 2008 Plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of common stock, subject to restrictions.

Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our common stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted Restricted stock generally has all of the rights of one of our shareholders, unless otherwise determined by the committee.

Merger or Sale of Assets. In the event of our merger with or into another corporation, or the sale of all or substantially all of our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all of the shares subject to the stock option.

Amendment and Termination of the 2008 Plan. The administrator has the authority to amend, alter, suspend, or terminate the 2008 Plan, except that stockholder approval will be required for any amendment to the plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2008 Plan has a term of ten (10) years beginning January 2, 2008, unless terminated earlier by the Administrator.

Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors

Our Board of Directors adopted the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”) on September 1, 2005. The 2005 Plan authorizes us to issue 2,500,000 shares of our common stock for issuance upon exercise of options and grant of restricted stock awards. We have issued all of the options available under the 2005 Plan. The grants under the 2005 Plan were effective upon stockolder approval of the 2005 Plan. On January 17, 2006, our Board adopted the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”). The 2006 Plan authorizes us to reserve 1,500,000 shares for future grants under it. We have issued all 1,500,000 of the options available under the 2006 Plan. The grants under the 2006 Plan were effective upon stockholder approval of the 2006 Plan. On January 24, 2007, our Board adopted the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”). The 2007 Plan authorizes us to reserve 1,500,000 shares for future grants under it. We have issued 1,493,600 of the options available under the 2007 Plan, all of which were effective on grant. The 2005 Plan, 2006 Plan and 2007 Plan are referred to as the “Plans.”

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance, although the Board of Directors’ policy for 2008 is to grant directors an award of 50,000 shares, which options vest over a four-year period. To date, only stock options have been granted under the Plans. The following table sets forth (a) the aggregate number of shares subject to options granted under the Plans during the year-ended December 31, 2007 and (b) the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross	375,000	$2.74
Leroy C. Richie	200,000	$1.60
Edward Juchniewicz	200,000	$1.60
Elliot M. Kaplan	200,000	$1.60
Daniel F. Hutchins	10,000	$4.00
Robert D. Haler	100,000	$1.60
Kenneth L. McCoy	100,000	$1.60
Jeffrey A. Bakalar	100,000	$1.60
Thomas J. Heckman	20,000	$4.05

All executive officers, as a group	695,000	$2.29
All directors who are not executive officers, as a group	610,000	$1.64
All employees who are not executive officers, as a group	188,500	$2.62

Please see our “Compensation Tables” below for more information about option grants.

Federal Tax Aspects

The following summary is a general discussion of certain of the federal income tax consequences to U.S. taxpayers and to the Company of stock option, stock appreciation rights, and restricted stock awards granted under the 2008 Plan. This summary is not intended to be a complete discussion of all of the federal income tax consequences of the 2008 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. The following summary is based upon the provisions of U.S. federal tax law as in effect on the date hereof, which is subject to change (perhaps with retroactive effect), and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.

Tax consequences of nonqualified stock options. An employee, director or consultant will not recognize income on the awarding of nonqualified options under the 2008 Plan. An optionee will recognize ordinary income as the result of the exercise of a nonqualified stock option in the amount of the excess of the fair market value of the stock on the day of exercise less the option exercise price. Upon a subsequent sale or exchange of stock acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the stock, generally, the amount paid for the stock plus the amount treated as ordinary income at the time the stock option was exercised.

Tax consequences of incentive stock options. An employee will not recognize income on the awarding of incentive stock options under the 2008 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise of the option. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain.

An optionee generally must include in alternative minimum taxable income the amount by which the price he or she paid for an incentive stock option is exceeded by the option’s fair market value at the time his rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, the optionee generally must be an employee of the Company from the date the stock option is granted through a date within three months before the date of exercise of the stock option.

Tax consequences of restricted stock awards. In general, the recipient of a stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested less any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election under Section 83(b) of the Internal Revenue Code with the

Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted less any amount paid by the recipient in exchange for the stock. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the stock prior to the date the vesting or restrictions lapse will be treated as compensation income. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. If the stock is forfeited under the terms of the restricted stock award, the recipient will not be allowed a tax deduction with respect to the forfeiture.

Tax consequences of stock appreciation right awards. In general, there are no immediate tax consequences of receiving an award of stock appreciation rights under the 2008 Plan (whether as a stand-alone award or in tandem with a related option award). Upon the exercise of a stock appreciation right the amount by which the fair market value of the stock subject to the stock appreciation right on the exercise date exceeds the stock appreciation right grant price is treated as ordinary income received by the participant in the year of exercise, whether received in cash, shares of stock or both.

Tax effect for the Company. The Company generally is entitled to a tax deduction in connection with a stock option, stock appreciation right or restricted stock award granted under the 2008 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives is deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2008 Plan, setting limits on the number of stock options and restricted awards that any individual may receive and for awards other than certain stock options, establishing performance criteria that must be met before the stock option or restricted stock award actually will vest or be paid. The 2008 Plan has been designed to permit the administrator to grant stock options, stock appreciation rights and restricted stock awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such stock option and restricted stock awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS AND RESTRICTED STOCK AWARDS UNDER THE 2008 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed McGladrey & Pullen LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2008 and recommends that stockholders vote for ratification of such appointment. During the 2007 fiscal year, McGladrey & Pullen LLP served as our independent registered public accounting firm and also provided certain tax and other non-audit services. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of McGladrey & Pullen LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

Representatives of McGladrey & Pullen LLP are expected to attend the Annual Meeting, where they will be available to respond to questions and, if they desire, to make a statement.

Audit and Related Fees

The following table is a summary of the fees billed to us by McGladrey & Pullen LLP for professional services for the fiscal years ended December 31, 2007 and December 31, 2006:

	Fiscal 2007 Fees	Fiscal 2006 Fees
Fee Category
Audit Fees	$113,937	$45,000
Audit-Related Fees	$49,971	$53,288
Tax Fees	$29,963	$5,781
All Other Fees	$—	$—

Total Fees	$193,871	$104,069

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above. In fiscal 2007 and 2006, these services included administrative services.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.

The audit report of McGladrey & Pullen LLP on the financial statements of the Company for the year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for the year ended December 31, 2006 was modified as to an uncertainty relative to the Company’s ability to continue as a going concern.

During our fiscal years ended December 31, 2007 and 2006, there were no disagreements with McGladrey & Pullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to McGladrey & Pullen LLP’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During our fiscal years ended December 31, 2007 and 2006, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF DIGITAL ALLY, INC. FOR THE YEAR ENDING DECEMBER 31, 2008.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

Below is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2007, which include our balance sheets as of December 31, 2007 and 2006, and the related statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended December 31, 2007 and December 31, 2006 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2007, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with McGladrey & Pullen LLP, our independent registered public accounting firm for fiscal year 2007, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from McGladrey & Pullen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with McGladrey & Pullen LLP any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements for the fiscal year ended December 31, 2007 be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIGITAL ALLY, INC.

Daniel F. Hutchins, Chairman

Leroy C. Richie

Elliot M. Kaplan

Edward Juchniewicz

EXECUTIVE COMPENSATION

COMPENSATION TABLES

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) for services rendered to the Company in all capacities for the year ended December 31, 2007:

Summary Compensation Table

The table below sets forth all cash compensation paid or proposed to be paid by us to the chief executive officer and the most highly compensated executive officers, and key employees for services rendered in all capacities to the Company during fiscal years 2007 and 2006.

Name (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)		Option Awards ($) (f)			All Other Compensation ($) (i)	Total ($) (j)
Stanton E. Ross Chairman, CEO and President(1)	2007 2006		$150,000 -0-		$100,000 -0-	$ $	391,767 178,342	(5) (6)	-0- -0-	$ $	641,767 274,592

Robert D. Haler, Executive Vice President and Director of Product Development	2007 2006	$ $	125,000 120,000	$ $	25,000 35,000	$ $	170,830 101,910	(5) (6)	3,914 -0-	$ $	324,744 486,759

Kenneth L. McCoy, Vice President—Marketing	2007 2006	$ $	93,750 90,000	$ $	35,840 11,991	$ $	185,868 101,910	(5) (6)	28,650 12,000	$ $	344,108 540,712

Thomas J. Heckman, CFO, Treasurer and Secretary(2)	2007 2006		$21,000 -0-		-0- -0-		$33,444 -0-	(5)	-0- -0-		$54,444 -0-

Jeffrey A. Bakalar, former CFO, Treasurer and Secretary(3)	2007 2006	$ $	132,000 120,000	$ $	15,000 9,500	$ $	93,864 73,885	(5) (6)	14,696 -0-	$ $	255,560 236,962

Charles A. Ross, Jr. (former President and Director of Product Development)(4)	2007 2006		$-0- 45,000		$-0- 25,000		-0- -0-		-0- -0-		$-0- 70,000

(1)	Stanton E. Ross received no salary during fiscal year 2006. During 2007, he received a base salary of $150,000.

(2)	Mr. Heckman worked as a consultant to the Company during 2007 and effective December 31, 2007, was appointed CFO, Treasurer and Secretary, replacing Mr. Bakalar.

(3)	Mr. Bakalar resigned as CFO, Treasurer and Secretary on December 31, 2007. He was paid at the rate of $120,000 per year for 2006 and 2007.

(4)	Mr. Charles A. Ross, Jr., who is the brother of Stanton E. Ross, resigned as a director and officer of the Company effective February 23, 2006.

(5)	The amount indicated is related to stock option expense recorded in fiscal year 2007 and related to options granted in 2005, 2006 and 2007 under the 2005 Plan, 2006 Plan and 2007 Plan. No options were exercised in 2007. This expense is included in the total compensation column (j) for 2007 in the above table. Please see “Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants and Directors” for additional information on the options set forth in this table.

(6)	The amount indicated is related to stock option expense recorded in fiscal year 2006 and related to options granted in 2005 and 2006 under the 2005 Plan and 2006 Plan. No options were exercised during 2006. This expense is included in the total compensation column (j) for 2006 in the above table.

Compensation Policy. The Company’s executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable the Company to achieve earnings and profitability growth to satisfy its stockholders. The Company must, therefore, create incentives for these executives to achieve both Company and individual performance objectives through the use of performance-based compensation programs.

No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. The main elements of its compensation package consist of base salary, stock options and bonus.

Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase. During 2005 and 2006, the executive officers noted had no change in their base salaries because the Company was in the development stage in 2005, and became an operating company in second quarter 2006. The Company will review the base salaries for possible adjustments on an annual basis.

Base salary adjustments will be based on both individual and Company performance and will include both objective and subjective criteria specific to each executive’s role and responsibility with the Company.

Stock Options. Stock option awards were determined by the Compensation Committee based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company, tenure with the Company, as well as Company performance, such as shipment of product at certain thresholds. The vesting period of said options is also tied, in some instances, to Company performance directly related to certain executive’s responsibilities with the Company.

Bonuses. To date, bonuses have been granted on a limited basis, with these bonuses related to meeting certain performance criteria that are directly related to areas within the executive’s responsibilities with the Company, such as production of product and sales of product to customers. As the Company continues to grow, more defined bonus programs will be created to attract and retain its employees at all levels.

Other. At this time, the Company has no profit sharing plan in place for employees. However, this is another area of consideration to add such a plan to provide yet another level of compensation to its compensation plan.

In 2007, Stanton E. Ross received a base compensation was $150,000 and a bonus of $100,000 in October 2007. As agreed between Mr. Ross and the Board of Directors, he received no salary from the Company during 2005 and 2006. His total compensation noted for 2006 was all attributable to stock option expense for stock option granted to him under the 2006 and 2005 Plans. He received no compensation as a director in 2005, 2006 or 2007.

Mr. Haler received a base salary of $120,000 during 2007 and a bonus of $25,000 in October 2007. These earnings, coupled with the $170,830 of stock option expense ($49,533, $61,146 and $60,151 from the 2007, 2006 and 2005 Plans), total $315,830 for 2007. Mr. Haler earned a base salary of $120,000 during 2006 along with a bonus of $35,000 for performance criteria he met during the year. These earnings, coupled with the $101,910 and $229,849 of stock option expense for the respective plans, total $486,759 for 2006.

Mr. McCoy received a base salary of $90,000 in 2007 along with a bonus totaling $35,840 based on certain performance criteria. He also received $1,000 per month for travel allowance, a total of $12,000 for 2007. These earnings, coupled with the $185,868 of stock option expense ($49,533, $61,146 and $75,189 from the 2007, 2006 and 2005 Plans), total $323,708 for 2007. Mr. McCoy received a base salary of $90,000 in 2006 along with a bonus totaling $11,991 based on certain performance criteria. He also received $1,000 per month for travel allowance, a total of $12,000 for 2006. These amounts, coupled with the $101,910 and $324,811 of stock option expense for the respective plans, total $540,712 for 2006.

Mr. Bakalar earned a base salary of $120,000 in 2007 along with bonus totaling $15,000 based on certain performance criteria. These earnings, coupled with the $93,864 of stock option expense ($49,533 and $44,331 from the 2007 and 2006 stock option plans), total $228,864 for 2007. Mr. Bakalar earned a base salary of $120,000 in 2006 along with bonus totaling $9,500 based on certain performance criteria. These earnings, coupled with the $73,885 and $33,577 of stock option expense for the respective plans, total $236,962 for 2006.

Mr. Charles A. Ross, Jr. was paid salary at an annual rate of $120,000 during 2006 and was given a bonus of $25,000. He resigned as an officer and director effective February 23, 2006.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Stanton E. Ross, Chairman, CEO and President	21,875	153,125	—	$4.05	10/15/2017
	66,667	133,333	—	$1.60	3/1/2017
	350,000	—	—	$2.15	9/25/2011
	500,000	—	—	$1.00	8/31/2015

Robert D. Haler, Executive Vice President and Director of Product Development	33,334	66,666	—	$1.60	3/1/2017
	200,000	—	—	$2.15	9/25/2011
	500,000	—	—	$1.00	9/21/2015

Kenneth L. McCoy, Vice President—Marketing	33,334	66,666	—	$1.60	3/1/2017
	200,000	—	—	$2.15	9/25/2011
	500,000	—	—	$1.00	9/21/2015

Thomas J. Heckman, CFO, Treasurer and Secretary	20,000	—	—	$4.05	10/15/2017

Jeffrey A. Bakalar, former CFO, Treasurer and Secretary	33,334	66,666	—	$1.60	3/1/2017
	145,000	—	—	$2.15	9/25/2011
	100,000	—	—	$1.00	9/21/2015

Mr. Ross received 200,000 options as part of the 2007 Plan (all options are priced at $1.60 each and expire in ten years), which vest ratably on October 1, 2007, April 1, 2008 and October 1, 2008. He also received 175,000 options in October 2007 as part of the same Plan (all options are priced at $4.05 each and expire in ten years), with vesting of 21,875 options at grant date, and the remaining balance vesting ratably over the seven subsequent quarters beginning January 1, 2008 and ending July 1, 2009 (21,875 each quarter). Mr. Ross received 350,000 options as part of the 2006 Plan (all options are priced at $2.15 each and expire in five years), with 175,000 vested at time of issuance, and the remaining 175,000 vesting one year from the date of issuance. For the 2005 Plan, Mr. Ross received 500,000 options, with 250,000 vested and the remaining 250,000 to vest upon meeting certain Company performance criteria, which were satisfied. All of these options have an exercise price of $1.00 each and have a ten-year expiration period from the date of issuance.

Mr. Haler received 100,000 options as part of the 2007 Plan (all options are priced at $1.60 each and expire in ten years), which vest ratably on October 1, 2007, April 1, 2008 and October 1, 2008. Mr. Haler received 200,000 options as part of the 2006 Plan (all options are priced at $2.15 each and expire in five years), with 100,000 vested at the time of issuance and the remaining 100,000 vesting one year from the date of issuance. For the 2005 Plan, Mr. Haler received 500,000 options, with 300,000 vested and the remaining 200,000 to vest upon meeting certain Company performance criteria, which were satisfied. All of these options have an exercise price of $1.00 each and have a ten-year expiration period from the date of issuance.

Mr. McCoy received 100,000 options as part of the 2007 Plan (all options are priced at $1.60 each and expire in ten years), which vest ratably on October 1, 2007, April 1, 2008 and October 1, 2008. Mr. McCoy received 200,000 options as part of the 2006 Plan (all options are priced at $2.15 each and expire in five years), with 100,000 vested at time of issuance and the remaining 100,000 vesting one year from date of issuance. For the 2005 Plan, Mr. McCoy received 500,000 options, with 250,000 vested and the remaining 250,000 to vest upon meeting certain Company performance criteria, which were satisfied. All of these options have an exercise price of $1.00 each and have a ten-year expiration period from the date of issuance.

Mr. Heckman received 20,000 options on October 15, 2007 as part of the 2007 Plan (all options are priced at $4.05 each and expire in ten years), which vested on the date of grant. Mr. Heckman was appointed Chief Financial Officer, Treasurer and Secretary of the Company effective December 31, 2007.

Mr. Bakalar received 100,000 options as part of the 2007 Plan (all options are priced at $1.60 each and expire in ten years), with vesting in equal parts on October 1, 2007, April 1, 2008 and October 1, 2008. He received 145,000 options as part of the 2006 Plan (all options are priced at $2.15 each and expire in five years), with 72,500 vested at time of issuance, and the remaining 72,500 vesting one year from date of issuance. For the 2005 Plan, Mr. Bakalar received 100,000 options, with all 100,000 vested. All of these options have an exercise price of $1.00 each and have a ten-year expiration period from date of issuance. Mr. Bakalar resigned as Chief Financial Officer, Treasurer and Secretary of the Company effective December 31, 2007.

All of the 2,500,000 options available under the 2005 Plan were granted in 2005. The table above indicates options granted under the Plan to directors and officers in fiscal 2005, a total of 2,000,000 options. The balance of 500,000 options granted under the 2005 Plan were granted to employees who were not directors or officers. During 2006, 1,500,000 options were granted under the 2006 Plan, of which 165,000 were granted to employees who were not directors and officers, and during 2007, 1,493,600 options were granted under the 2007 Plan, of which 193,600 were granted to employees who were not directors or officers.

Stock Option Plans

Our board of directors adopted the 2005 Plan on September 1, 2005. The 2005 Plan authorizes us to issue 2,500,000 shares of our common stock for issuance upon exercise of options and grant of restricted stock awards. We have issued all of the options available under the 2005 Plan. The grants under the 2005 Plan were effective upon shareholder approval of the 2005 Plan.

On January 17, 2006, our Board adopted the 2006 Plan, which authorizes us to reserve 1,500,000 shares for future grants under it. We have issued all 1,500,000 of the options available under the 2006 Plan. The grants under the 2006 Plan were effective upon shareholder approval of the Plan.

On January 26, 2007, our Board adopted the 2007 Plan, which authorizes us to reserve 1,500,000 shares for future grants under it. We have issued 1,493,600 of the options available under the 2007 Plan.

On January 2, 2008, our Board adopted the 2008 Plan. The 2008 Plan authorizes us to reserve 1,000,000 shares for future grants under it. We have issued 900,000 of the options available under the 2008 Plan. The grants under the 2008 Plan will be effective upon stockholder approval of the 2008 Plan. The 2005 Plan, 2006 Plan, 2007 Plan and the 2008 Plan are referred to as the “Plans.”

The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. Our Compensation Committee will administer the Plans by making recommendations to the board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

Incentive stock options granted under the 2005 and 2006 Plans must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under the Plans. A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.

Compensation of Directors and Advisory Board Members

The non-employee directors received the stock option grants noted in the section above entitled “Stock Option Grants in Fiscal Year 2007” for agreeing to serve on the Board of Directors in 2007 and 2006, including on the Audit and Compensation Committees. Our Directors and members of our Advisory Board, who are neither employees nor our affiliates, receive options upon their appointment as Directors and as members of our Advisory Board. Each member of our Advisory Board receives a grant of 10,000 options upon appointment to a one-year term. The options are exercisable at the price our common stock is trading at on the day of the grant of such options. The grants to such Directors are set forth in the Section entitled “Stock Option Grants in Fiscal Year 2007.” Beginning in 2007, members of our Board of Directors received compensation of $5,000 per quarter for their services as Board members, with Leroy C. Ritchie, our lead director, receiving $6,000 in compensation per quarter. The non-employee directors also receive fees as members of various committees of the Board and are reimbursed for their out-of-pocket costs in attending the meetings of the Board of Directors. See “Corporate Governance—Director Compensation” for non-employee director compensation to be paid in fiscal 2008.

Director Compensation

Name (a)	Fees Earned Or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)		Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Stanton E. Ross	$—	—	$—	(1)	—	—	—	$—
Leroy C. Richie	$24,000	—	$147,982	(2)	—	—	—	$171,982
Edward Juchniewicz	$20,000	—	$135,752	(2)	—	—	—	$155,752
Elliot M. Kaplan	$20,000	—	$147,982	(2)	—	—	—	$167,982
Daniel F. Hutchins	—	—	—	(3)	—	—	—	—

(1)	Mr. Ross’ option awards are noted in the Executive Compensation table because he did not receive options for his services as a director.

(2)	Option awards noted are related stock option expense during 2007 for the 2007 and 2006 Option Plans. No options were exercised in 2007.

(3)	Mr. Hutchins was appointed to the Board on December 27, 2007 and received no compensation as a director in 2007.

Mr. Ross received no cash compensation in 2007 or 2006 as a Board member. All compensation he received in these years was for his services as an executive officer and is noted in the Executive Compensation table.

For all outside Board members (Messrs. Richie, Juchniewicz and Kaplan), no fees were paid for serving on the Board during 2005 and 2006. In 2007, outside Board members received compensation of $5,000 per quarter and Mr. Richie received $6,000 per quarter as lead director.

Mr. Richie’s total compensation noted of $171,982 represents expense attributable to 2007 for options received as part of the 2007 ($99,065) and 2006 ($48,917) Plans.

Mr. Juchiewicz’s total compensation noted of $155,752 represents expense attributable to 2007 for options received as part of the 2007 ($99,065) and 2006 ($36,687) Plans.

Mr. Kaplan’s total compensation noted of $167,982 represents expense attributable to 2007 for options received as part of the 2007 ($99,065) and 2006 ($48,917) Plans.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth, as of February 18, 2008, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than five percent of such stock, (b) each director of the Company, (c) each named officer of the Company, and (d) all our directors and executive officers as a group. We have no other class of capital stock outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock(2)	Percent of Class
Stanton E. Ross(3)	1,838,958	9.9
Leroy C. Richie(4)	443,334	2.4
Elliot M. Kaplan(4)(5)	453,334	2.4
Edward Juchniewicz(4)	357,334	1.9
Daniel F. Hutchins	10,000	0.1
Robert D. Haler(6)	1,033,501	5.6
Kenneth L. McCoy(6)	766,667	4.1
Jeffrey A. Bakalar(6)	311,667	1.7
Thomas J. Heckman	20,000	0.1
All officers and directors as a group (nine persons)	5,234,796	28.2

(1)	The address of these persons is c/o 7311 West 130th Street, Suite 170, Overland Park, KS 66213.

(2)	The foregoing beneficial owners hold investment and voting power in their shares.

(3)	Includes options to purchase 88,541 shares of common stock exercisable within sixty days. Mr. Ross has pledged 700,000 common shares to financial institutions as collateral for personal loans.

(4)	Includes options to purchase 66,667 shares of common stock exercisable within sixty days.

(5)	Mr. Kaplan has pledged 150,000 common shares to a financial institution as collateral for a personal loan.

(6)	Includes options to purchase 33,333 shares of common stock exercisable within sixty days. Mr. Bakalar resigned as an officer effective December 31, 2007.

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Person Transactions

On September 1, 2004, we borrowed $500,000 from Acme Resources, LLC, a Mississippi limited liability company controlled by Brooks Warren, one of our shareholders. The note bears interest at the rate of seven percent per annum and is due and payable on May 15, 2007. The note is payable in cash or, at the option of the holder, by conversion of the note into 500,000 shares of our common stock. Charles A. Ross, Jr., who was a director and officer, personally guaranteed our obligation from September 1, 2004 to May 15, 2006 and agreed to pledge shares of his common stock to provide collateral for the note. The note holder converted the note to 500,000 shares of common stock on May 15, 2007.

On September 25, 2006, we issued options to purchase 10,000 shares of our common stock to Daniels & Kaplan, P.C. for services rendered. The options have a term of five years and are exercisable at $2.15 per share. Mr. Elliot Kaplan, a director of the Company since September 2005, chairman of our Compensation Committee and a member of the Audit Committee, was a practicing attorney with Daniels & Kaplan, P.C. through 2006. In early 2007, Daniels & Kaplan dissolved and such options were returned to the Company for cancellation.

We sell primarily through a network of unaffiliated distributors and sales agents. McCoy’s Marketing, Inc. serves as an independent sales agent and is wholly-owned by the spouse of Kenneth L. McCoy, who is our Vice President of Marketing. We paid commissions on sales generated by McCoy’s Marketing, Inc. aggregating $251,982 and $84,800 for the years ended December 31, 2007 and 2006, respectively. As of December 31, 2007 and 2006, respectively, we had accrued and unpaid commissions of $5,107 and $11,590 due to this entity. Subsequent to December 31, 2007, McCoy’s Marketing, Inc. was dissolved and will no longer serve as an independent sales agent.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings. To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2007, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, with the following exceptions: Messrs. Ross, Haler, McCoy, Bakalar, Kaplan, Richie and Juchniewicz each failed to file their initial reports on Form 3 in a timely fashion during fiscal 2007 and Mr. Juchniewicz failed to file a Form 4 in a timely fashion during fiscal year 2007.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

ADVANCE NOTICE PROVISIONS FOR

STOCKHOLDER PROPOSALS AND NOMINATIONS

The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended. In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next Annual Meeting of Stockholders is November 20, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

Chairman of the Board, Chief Executive Officer and President

March 18, 2008

Overland Park, Kansas

Appendix A

DIGITAL ALLY, INC.

2008 STOCK OPTION AND RESTRICTED STOCK PLAN

1. PURPOSES.

(a) Background. This 2008 Stock Option and Restricted Stock Plan was adopted on January 2, 2008 by the Board of Directors, subject to the approval of the Company’s stockholders. Options granted under the Plan prior to the stockholders’ approval will be effective upon approval of the stockholders as of their respective dates of grant.

(b) Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates.

(c) Available Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted stock, and (iv) stock appreciation rights.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

(a) “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b) “Award” means any right granted under the Plan, including an Option, a right to acquire restricted Common Stock, and a stock appreciation right.

(c) “Award Agreement” means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.

(d) “Board” means the board of directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(f) “Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the shares of the Company’s common stock par value $0.001 and other rights with respect to such shares.

(h) “Company” means Digital Ally, Inc., a Nevada corporation.

(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an

Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee or Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

(j) “Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(k) “Director” means a member of the Board of the Company.

(l) “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(m) “Dollars” or “$” means United States dollars.

(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Global Market, the Nasdaq Capital Market or the Nasdaq OTC Bulletin Board, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Incentive Stock Option” means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

(r) “Independent Director” means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(s) “Nonqualified Stock Option” means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(y) “Plan” means this Digital Ally, Inc. 2008 Stock Option and Restricted Stock Plan.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided that the Board shall not amend the exercise price of an option, the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

(ii) Committee Composition. A Committee shall consist solely of two or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4. STOCK SUBJECT TO THE PLAN.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate one million (1,000,000) shares of Common Stock.

(b) Reversion of Stock to the Stock Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(c) Source of Stock. The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

5. ELIGIBILITY.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6. OPTION PROVISIONS.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

(a) Provisions Applicable to All Options.

(i) Consideration. The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid as follows: (a) in cash or by certified or official bank check, payable to the order of the Company, in the amount (the “Purchase Price”) equal to the exercise price of the Option multiplied by the number of shares plus payment of all taxes applicable upon such exercise; (b) with shares owned by the Optionholder having a Fair Market Value at the time the Option is exercised equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (c) by surrendering to the Company the right to acquire a number of shares having an aggregate value such that the amount by which the Fair Market Value of such shares exceeds the aggregate exercise price is equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (d) any combination of the foregoing; or (e) a manner acceptable to the Board.

(ii) Vesting Generally. An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

(iii) Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder’s Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or ninety (90) days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

(iv) Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for twelve months after the date of such Disability or death. All such vested Options not exercised within such twelve-month period shall terminate.

(v) Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder’s retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of twelve (12) months after such retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

(b) Provisions Applicable to Incentive Stock Options.

(i) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.

(ii) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iii) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(iv) Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(c) Provisions Applicable to Nonqualified Stock Options.

(i) Exercise Price of a Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(ii) Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7. PROVISIONS OF AWARDS OTHER THAN OPTIONS.

(a) Restricted Stock Awards. Each restricted stock Award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

(ii) Vesting. Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or (B) be fully vested at the time of grant.

(iii) Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date.

(iv) Transferability. Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.

(b) Grant of Stock Appreciation Rights. Stock appreciation rights to receive in shares of Common Stock the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee or Director selected by the Board. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Award, (ii) with respect to a previously granted Award, or (iii) independent of another Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Awards previously granted to such person under this Plan or otherwise. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

8. AVAILABILITY OF STOCK. Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.

(b) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(c) Stockholder Rights.

(i) Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

(ii) Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock, provided, however, no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock become vested.

(d) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee or an Affiliate or (ii) the service of a Director of the Company or an Affiliate.

(e) Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

(f) Listing and Qualification of Stock. This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

(g) Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. For the purpose of this Plan, a “Change of Control” shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

12. AMENDMENT OF THE PLAN AND AWARDS.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(e) Amendment of Awards. Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

(c) Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Award shall be exercised (or, in the case of a restricted stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. CHOICE OF LAW.

The law of the state of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

(The Plan was adopted by the Board of Directors on January 2, 2008 and amended by it effective March 14, 2008.)

Admission Ticket

Bring this ticket with you for admission to the annual meeting.

Digital Ally, Inc.

2008 Annual Meeting of Stockholders

May 1, 2008 at 10:00 a.m. CST

The Sheraton Overland Park Hotel

at the Convention Center

6100 College Boulevard

Overland Park, Kansas

Your vote is important

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

¢

DIGITAL ALLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 1, 2008

The undersigned hereby appoints Robert D. Haler and Thomas J. Heckman, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Digital Ally, Inc. held of record by the undersigned on March 1, 2008, at the Annual Meeting of Stockholders to be held at the Sheraton Overland Park Hotel at the Convention Center, 6100 College Blvd., Overland Park, Kansas, on Thursday, May 1, 2008 at 10:00 A.M. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted:

1.	FOR the election of the nominees named herein;

2.	FOR the approval of the 2008 Stock Option and Restricted Stock Plan;

3.	FOR the ratification of the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm; and

4.	In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting.

(Continued and to be dated and signed on reverse side)

¢	¢

ANNUAL MEETING OF STOCKHOLDERS OF

DIGITAL ALLY, INC.

Thursday, May 1, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible

i   Please detach along perforated line and mail in the envelope provided.  i

¢

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1. Election of Directors of the Company

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Stanton E. Ross O Leroy C. Richie O Daniel F. Hutchins O Edward Juchniewicz O Elliot M. Kaplan

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method

☐

		FOR	AGAINST	ABSTAIN

2.	Proposal FOR approval the 2008 Stock Option and Restricted Stock Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	Proposal FOR ratification of the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm.	☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting.

Signature of Stockholder	Date	Signature of Stockholder	Date

¢	NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.	¢

Dear Fellow Shareholder:

It is our pleasure to invite you to join us at the 2008 Annual Shareholders Meeting of Digital Ally, Inc. to be held on Thursday, May 1, 2008. Information regarding the Annual Meeting is as follows:

Meeting will be held at The Sheraton Overland Park Hotel at the Convention Center located at 6100 College Blvd Overland Park, KS 66211. Directions from Kansas City International Airport are as follows:

1:	Start out going SOUTH on BRASILIA AVE toward PARIS ST.	0.2 miles

2:	Turn LEFT onto PARIS ST.	0.2 miles

3:	Turn LEFT to take the ramp toward AIRPORT EXIT / ECONOMY PARKING.	0.1 miles

4:	Merge onto LP COOKINGHAM DR.	1.2 miles

5:	Merge onto I-29 S / US-71 S toward KANSAS CITY.	9.4 miles

6:	Merge onto I-635 S via EXIT 3B toward KANSAS (Crossing into KANSAS).	12.3 miles

7:	Merge onto I-35 S via EXIT 1A toward WICHITA.	4.7 miles

8:	Merge onto US-69 S via EXIT 225B.	3.6 miles

9:	Merge onto I-435 E / US-50 E.	2.9 miles

10:	Take the NALL AVE exit- EXIT 77B.	0.3 miles

11:	Turn RIGHT onto NALL AVE.	0.2 miles

12:	Turn RIGHT onto COLLEGE BLVD.	0.3 miles

13:	End at Sheraton-Overland Park: 6100 College Blvd, Overland Park, KS 66211, US

Total Est. Time: 38 minutes Total Est. Distance: 35.94 miles

A block of rooms has been reserved for arrival on Wednesday, April 30, 2008. Shareholders should contact the hotel directly at 866-837-4214 by April 9, 2008 for reservations in order to receive the preferred rates for our group. When contacting the hotel guests should also identify their affiliation with Digital Ally, Inc.

On Thursday, May 1, 2008 a Continental Breakfast will be available to Shareholders in the Leatherwood 1 Room beginning at 9:00 a.m. The Annual Shareholder Meeting is scheduled to begin at 10:00 a.m. Immediately following the meeting transportation has been arranged for any shareholder wishing to visit our production facility in Grain Valley, Missouri. Attendees will be returned to The Sheraton Overland Park Hotel at the conclusion of the plant tour.